                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2001

                           Merrill Lynch & Co., Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)

         Delaware                 1-7182                   13-2740599
-------------------------------------------------------------------------------
      (State or other           (Commission             (I.R.S. Employer
      jurisdiction of           File Number)           Identification No.)
      incorporation)


4 World Financial Center, New York, New York   10080
----------------------------------------------------

      (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events
-------  -------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and The Chase Manhattan Bank (as so amended, the "Indenture"). The Company will issue $60,000,000 aggregate original public offering price of Strategic Return Notes Linked to the Industrial 15 Index due June 26, 2006 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

                         EXHIBITS

          (4) Instruments defining the rights of security holders, including indentures.

                         Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes Linked to the Industrial 15 Index due June 26, 2006.

          (5) & (23)     Opinion re: legality; consent of counsel.

                         Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Industrial 15 Index due June 26, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              MERRILL LYNCH & CO., INC.
                              -------------------------
                                     (Registrant)

                              By: /s/ John C. Stomber
                                 ----------------------
                                    John C. Stomber
                                 Senior Vice President
                                         and
                                      Treasurer



Date:  June 29, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                           MERRILL LYNCH & CO., INC.





                         EXHIBITS TO CURRENT REPORT ON
                          FORM 8-K DATED JUNE 29, 2001





                                                   Commission File Number 1-7182

                                 Exhibit Index

Exhibit No.   Description                                                   Page
-----------   -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s Strategic Return Notes Linked to the Industrial 15 Index due June 26, 2006.

(5) & (23)    Opinion re:  legality; consent of counsel.

                    Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes Linked to the Industrial 15 Index due June 26, 2006 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).